EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                       MRS. FIELDS' ORIGINAL COOKIES, INC.
                            Offer for all Outstanding
                     10% 1/8% Series A Senior Notes due 2004
                                 in Exchange for
                     10% 1/8% Series B Senior Notes due 2004
                        which Have Been Registered Under
                     the Securities Act of 1933, As Amended,
                Pursuant to the Prospectus, dated March ___, 1998

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THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT NEW YORK CITY TIME, ON __________,
1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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               Delivery To: The Bank of New York, Exchange Agent
                     By Mail, By Hand or Overnight Courier:
                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)


                             Confirm by Telephone:


       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

       The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated March ____, 1998 (the "Prospectus"), of Mrs. Fields' Original Cookies, Inc., a Delaware corporation ("Mrs. Fields", the "Issuer" or the "Company") and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $100,000,000 of the Issuer's 10 1/8% Series B Senior Notes due 2004 which have been registered under the Securities Act of 1933, as amended (the "New Senior Notes"), for a like principal amount of the Issuers' issued and outstanding 10 1/8% Series A Senior Notes due 2004 (the "Old Senior Notes") from the registered holders thereof (the "Holders").

       For each Old Senior Note accepted for exchange, the Holder of such Old Senior Note will receive a New Senior Note having a principal amount equal to that of the surrendered Old Senior Note. The New Senior Notes will bear interest from the most recent date to which interest has been paid on the Old Senior Notes or, if no interest has been paid on the Old Senior Notes, from November 26, 1997. Accordingly, registered Holders of New Senior Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from November 26, 1997. Old Senior Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Senior Notes whose Old Senior Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Senior Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

       This Letter is to be completed by a holder of Old Senior Notes either if certificates for such Old Senior Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the
Exchange  Agent  at The  Depository  Trust  Company  (the  "Book-Entry  Transfer
Facility") pursuant to the procedures set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Issuers may enforce this Letter against such participant. Holders of Old Senior Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Senior Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Senior Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer?Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

       The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

       List below the Old Senior Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Senior Notes should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------- ------------------- ------------------- -------------------
               DESCRIPTION OF OLD SENIOR NOTES                         1                   2                   3
-------------------------------------------------------------- ------------------- ------------------- -------------------
       Name(s) and Address(es) of Registered Holder(s)            Certificate          Aggregate           Principal
                 (Please fill in, if blank)                        Number(s)*          Principal             Amount
                                                                                       Amount of           Tendered**
                                                                                   Old Senior Note(s)
-------------------------------------------------------------- ------------------- ------------------- -------------------

                                                               ------------------- ------------------- -------------------

                                                               ------------------- ------------------- -------------------

                                                               ------------------- ------------------- -------------------
                                      Total
--------------------------------------------------------------------------------------------------------------------------

 * Need not be completed if Old Senior  Notes are being  tendered by  book-entry transfer.
**    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Senior Notes  represented  by the Old Senior Notes indicated in column 2. See Instruction 2. Old Senior Notes tendered hereby must be in  denominations  of principal  amount of $1,000 and any integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------------------------------------------------

* CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution_______________________________________________

Account Number________________________   Transaction Code Number________________

       By crediting the Old Senior Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an "Agent's Message") in which the holder of the Old Senior Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Senior Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

* CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________

Window Ticket Number (if any)___________________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Institution Which Guaranteed Delivery __________________________________

       If Delivered by Book-Entry Transfer, Complete the Following:

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________

     Name of Tendering Institution _____________________________________________

*    CHECK HERE IF TENDERED OLD SENIOR NOTES ARE ENCLOSED HEREWITH.

* CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Senior Notes. If the undersigned is a broker-dealer that will receive New Senior Notes for its own account in exchange for Old Senior Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Senior Notes; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended. If the undersigned is a broker-dealer that will receive New Senior Notes, it represents that the Old Senior Notes to be exchanged for the New Senior Notes were acquired as a result of market-making activities or other trading activities.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Old Senior Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Senior Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Senior Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Senior Notes, with full power of substitution, among other things, to cause the Old Senior Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Senior Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Old Senior Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that any New Senior Notes acquired in exchange for Old Senior Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Senior Notes, whether or not such person is the undersigned, that neither the Holder of such Old Senior Notes nor such other person has any arrangement or understanding with any person to participate in the distribution of such New Senior Notes and that neither the Holder of such Old Senior Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the Securities Act"), of the Issuer.)

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Senior Notes issued pursuant to the Exchange Offer in exchange for the Old Senior Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Senior Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such New Senior Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Senior Notes and has no arrangement or understanding to participate in a distribution of New Senior Notes. If any Holder is an affiliate of the Issuer, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Senior Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Senior Notes for its own account in exchange for Old Senior Notes, it represents that the Old Senior Notes to be exchanged for the New Senior Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Senior Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Senior Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer?Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Senior Notes (and, if applicable, substitute certificates representing Old Senior Notes for any Old Senior Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Senior Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Senior Notes (and, if applicable, substitute certificates representing Old Senior Notes for any Old Senior Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Senior Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------------------      ---------------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 3 and 4)                                       (See Instructions 3 and 4)
------------------------------------------------------------      ---------------------------------------------------------
   To be completed ONLY ifcertificates for Old Senior Notes
not exchanged and/or New Senior Notes are to be issued in the name of someone othe rhtan the person or persons whose
signature(s) appear(s) on this letter above,                         To be comleted ONLY if certificates for Old Senior
or if Old Senior Notes delivered by book-entry transfer           Notes not exchanged and/or new Senior Notes are to be
which are not accepted for exchange are to be returned by         sent to someone other than the person or persons whose
credit to an account maintained at the Book-Entry Transfer        signature(s) appear(s) on this Letter above or to such
Facility other than the account inidacted above.                  person or persons at an address other than shown in the
                                                                  box entitled "Description of Old Senior Notes" on this
Issue:  New Senior Notes and/or Old Senior Notes to:              Letter above.

Name(s)
 .............................................................
                 (Please Type or Print)                           Mail:  New Senior Notes and/or Old Senior Notes to:

 .............................................................
                 (Please Type or Print)
                                                                  Name(s).................................................
Address                                                                    (Please Type or Print)
 .............................................................

 .............................................................
                       (Zip Code)                                 ........................................................
             (Complete Substitute Form W-9)                                (Please Type or Print)

*    Credit  unexchanged  Old  Senior  Notes  delivered  by
     book-entry   transfer  to  the   Book-Entry   Transfer       Address
     Facility account set forth below.                            ........................................................

                                                                  ........................................................
              (Book-Entry Transfer Facility                                (Zip Code)
             Account Number, if applicable)
------------------------------------------------------------      ---------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD SENIOR NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.



--------------------------------------------------------------------------------

                                 PLEASE SIGN HERE

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--------------------------------------------------------------------------------

                    (TO BE COMPLETED BY ALL TENDERING HOLDERS)

--------------------------------------------------------------------------------
            (Complete Accompanying Substitute Form W-9 on reverse side)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Dated:................................ ..........................., 1997
  x .................................. ..........................., 1997
  x .................................. ..........................., 1997
   Signature(s) of Owner               Date

     Area Code and Telephone Number......................................

   This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position, on listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

     Name(s):.............................................................
     .....................................................................
                           (Please Type or Print)
     Capacity:............................................................
     Address:.............................................................
     .....................................................................
                           (Including Zip Code)

--------------------------------------------------------------------------------

                                SIGNATURE GUARANTEE

--------------------------------------------------------------------------------
                          (If required by Instruction 3)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     Signature(s) Guaranteed by
     an Eligible Institution: ...........................................
                                    (Authorized Signature)
     ....................................................................
                                    (Title)
     ....................................................................
                                    (Name and Firm)

     Dated: ......................, 1997

--------------------------------------------------------------------------------

                                  INSTRUCTIONS


     Forming Part of the Terms and Conditions of the Exchange Offer for the 10 1/8% Series A Senior Notes due 2004 of Mrs. Fields' Original Cookies, Inc.
                   in Exchange for the 10 1/8% Series B Senior
              Notes due 2004, which Have Been Registered Under the
                       Securities Act of 1933, As Amended

1.  Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

     This letter is to be completed by holders of Old Senior Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Senior Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Senior Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Senior Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Senior Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Senior Notes and the amount of Old Senior Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Senior Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Senior Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Old Senior Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Senior Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to midnight, New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

     If less than all of the Old Senior Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Senior Notes to be tendered in the box above entitled "Description of Old Senior Notes Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Senior Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the Holder of the Old Senior Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book-Entry Transfer Facility's security position listing as the holder of such Old Senior Notes without any change whatsoever.

     If any tendered Old Senior Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Senior Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.)

     When this Letter is signed by the registered holder or holders of the Old Senior Notes specified herein and tendered hereby, no endorsements of certificates or written instrument or instruments of transfer or exchange are required. If, however, the Old Senior Notes are registered in the name of a person other than a signer of the Letter, the Old Senior Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered national securities exchange with the signature thereon guaranteed by an Eligible Institution.

     If this Letter is signed by a person or persons other than the registered Holder or Holders of Old Senior Notes, such Old Senior Notes must be endorsed or accompanied by powers of attorney, in either case signed exactly as the name or names of the registered Holder or Holders that appear on the Old Senior Notes.

     If this Letter or any Old Senior Notes or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter.

     Endorsements on certificates for Old Senior Notes or signatures on powers of attorneys required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Senior Notes are tendered: (i) by a registered Holder of Old Senior Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Senior Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.   Special Issuance and Delivery Instructions

     Tendering holders of Old Senior Notes should indicate in the applicable box the name and address to which New Senior Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Old Senior Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Senior Notes by book-entry transfer may request that Old Senior Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Senior Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.  Taxpayer Identification Number.

     Federal income tax law generally requires that a tendering holder whose Old Senior Notes are accepted for exchange must provide the Bank of New York (the "Paying Agent") with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Senior Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Senior Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Senior Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Senior Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Paying Agent. If the Old Senior Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

     The information requested above should be directed to the Paying Agent at the following address:

                 Delivery To: The Bank of New York, Paying Agent
                     By mail, By Hand and Overnight Courier:
                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286

                                  By Facsimile:

                              Confirm by Telephone:

6.  Transfer Taxes.

     Holders who tender their Old Senior Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Senior Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Senior notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Senior Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Senior Notes specified in this Letter.

7.  Waiver of Conditions.

     The Issuer reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Senior Note either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Senior Notes in the Exchange Offer)

8.  No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Senior Notes, by execution of this Letter of Transmittal or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Senior Notes for exchange.

     Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Senior Notes nor shall any of them.

9. Mutilated, Lost, Stolen or Destroyed Old Notes.

     Any holder whose Old Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Withdrawal Rights

     Tenders of Old Senior Notes may be withdrawn at any time prior to midnight, New York City time, on the Expiration Date.

      For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must
(i) specify the name of the person having tendered the Old Senior Notes to be withdrawn (the "Depositor"), (ii) identify the Old Senior Notes to be withdrawn (including the principal amount of such Old Senior Notes),and (iii) (where certificates for Old Senior Notes have been transmitted) specify the name in which such Old Senior Notes are registered, if different from that of the Depositor.If certificates for Old Senior Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the Depositor must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Old Senior Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Senior Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Old Senior Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Senior Notes will be issued with respect thereto unless the Old Senior Notes so withdrawn are validly retendered. Any Old Senior Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Senior Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus, such Old Senior Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Senior Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Senior Notes may be retendered by following the procedures described above at any time on or prior to midnight, New York City time, on the Expiration Date.

11.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

                       PAYOR'S NAME: THE BANK OF NEW YORK

-------------------------------- --------------------------------------------- ---------------------------------------------
                                 Part  1:PLEASE  PROVIDE  YOUR TIN IN THE BOX
                                 AT RIGHT AND  CERTIFY BY SIGNING  AND DATING  TIN: _________________________
                                 BELOW.                                                 Social Security Number or
SUBSTITUTE                                                                              Employer Identification Number
                                 -------------------------------------------------------------------------------------------
Form W-9                         Part 2:TIN Applied For
                                 -------------------------------------------------------------------------------------------
Department of the Treasury       Payor's Request For Taxpayer Identification Number ("TIN") and Certification
Internal Revenue Service         CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

Payor's Request for              (1)  the number shown on this form is my correct Taxpayer  Identification  Number (or I am
Taxpayer                              waiting for a number to be issued to me).
Identification Number            (2)  I am not subject to backup  withholding  either because:  (a) I am exempt from backup
("TIN") and                           withholding,  or (b) I have not been  notified by the Internal  Revenue  Service (the
Certification                         "IRS")  that I am  subject to backup  withholding  as a result of a failure to report all  interest  or  dividends,  or (c)  the IRS has  notified  me that I am no  longer subject to backup withholding, and
                                 (3) any other information provided on this form
is true and correct.

                                 SIGNATURE ...............................................     DATE ................
----------------------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above  certification if you have been notified by the IRS that you are subject to backup withholding  because of  underreporting  of  interest or  dividends  on your tax return and you have not been notified by the IRS that you are no longer  subject to backup withholding.
----------------------------------------------------------------------------------------------------------------------------



       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


___________________________                            _______________
        Signature                                             Date

--------------------------------------------------------------------------------